UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026 (July 23, 2026)

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois60603
(Address of Principal Executive Office) (Zip Code)

(312) 614-0950
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IPDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2026, on July 13, 2026, Professional Diversity Network, Inc., a Delaware corporation (the “Company”), held its Special Meeting of Stockholders (the “Special Meeting”). At the special meeting, Company’s stockholders approved an amendment to the Company’s certificate of incorporation, as amended (the “Amendment”) to increase the Company’s authorized capital stock. Specifically:

From: The total authorized capital stock that the Company shall have authority to issue is 46,000,000 shares, consisting of 45,000,000 shares of common stock, par value US$0.01 per share, and 1,000,000 shares of preferred stock, par value US$0.01 per share.

To: The total authorized capital stock that the Company shall have authority to issue is 1,001,000,000 shares, consisting of 1,000,000,000 shares of common stock, par value US$0.0001 per share, and 1,000,000 shares of preferred stock, par value US$0.0001 per share.

On July 23, 2026, the Company, acting pursuant to authority received at the Special Meeting, filed with the Secretary of State of the State of Delaware the Amendment, effective as of 5:30 p.m. ET on the date thereof.

The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibits 3.1(i)(a).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1(i)(a)	Certificate of Amendment to the Certificate of Incorporation, as amended, of Professional Diversity Network, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: July 24, 2026	By:	/s/ Bella Gu
	Name:	Bella Gu
	Title:	Chief Financial Officer